SUMMARY PROSPECTUS
January 31, 2026

REYNOLDS BLUE CHIP GROWTH FUND (RBCGX)

Seeking Long-Term Capital Appreciation

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://reynoldsfunds.com. You can also get this information at no cost by calling (800) 773-9665 or by sending an e-mail request to freynolds@reynoldsfunds.com.

A No-Load Mutual Fund
(800) 773-9665
www.reynoldsfunds.com

SUMMARY INFORMATION ABOUT THE FUND
Investment Objective
Reynolds Blue Chip Growth Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (transfer agent charge of $15 for each wire redemption)	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.12%
Other Expenses(1)	0.89%
Total Annual Fund Operating Expenses	2.01%
() Other Expenses includes Acquired Fund Fees and Expenses (”AFFE”) that did not exceed 0.01% of the Fund’s average net assets. AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed-end funds, or business development companies. The Total Annual Fund Operating Expenses does not correlate to the “Ratio of expenses to average net assets, after expense reimbursement” or “Ratio of expenses to average net assets, before expense reimbursement” in the “Financial Highlights,” which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$204	$630	$1,083	$2,338
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 411% of the average value of its portfolio.
Principal Investment Strategies
The Fund under normal market conditions invests at least 80% of its net assets in the common stocks of “growth” companies that, in the view of the Fund’s investment adviser, are well-established in their industries and have a minimum market capitalization of at least $1 billion at the time of initial purchase (these companies are commonly referred to as “blue chip” companies). The Fund invests in securities of both domestic and foreign “blue chip” growth companies, in any industry, with the Fund’s investments in foreign companies generally being effected through American Depositary Receipts or “ADRs,” which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Although the Fund does not concentrate its investments in any industry, it may focus its investments from time to time on one or more economic sectors, including the information technology sector and the consumer discretionary sector.
The Fund’s investment adviser bases investment decisions on company-specific factors (bottom-up investment approach) and general economic conditions (top-down investment approach). When purchasing “blue chip” growth companies for the Fund, the Fund’s investment adviser looks for companies that have some or all of the following attributes:
•a presence in expanding industries
•a superior and pragmatic growth strategy
•proprietary products, processes or services
•a potential for above-average unit and earnings growth
In pursuing its investment objective, the Fund has the discretion to purchase some securities that do not meet its normal investment criteria. In particular, the Fund may invest in companies that are not now “blue chip” companies, but which the Fund’s investment adviser believes have the potential to become “blue chip” companies. These include:
•leading companies in smaller industries
•lesser known companies moving from a lower to a higher market share position within their industry group
The Fund’s investment adviser will generally sell a portfolio security when the investment adviser believes:
•the security has achieved its value potential
•changing fundamentals signal a deteriorating value potential
•other securities have a better performance potential
While this sell discipline may result in higher annual portfolio turnover rates for the Fund, it also causes the Fund to keep seeking better alternatives.
Principal Risks
Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:
•Market Risk - The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. The impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could also negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. The risk of trade disputes with other countries, the possibility of changes to some international trade agreements, and government or regulatory actions, including the imposition of tariffs or other protectionist actions, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. These effects could negatively impact the Fund’s performance.
•Growth Investing Risk - The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.
•Technology Companies Risk - Technology companies may be subject to greater business risks and may be more sensitive to changes in economic conditions than other companies. The earnings of technology companies may fluctuate more than those of other companies because of short product cycles (technological obsolescence) and competitive pricing. Finally, there are periods when investing in stocks of technology companies falls out of favor with investors and these stocks may underperform.
•Consumer Discretionary Companies Risk - The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. The earnings of such companies may also be closely tied to disposable household income and consumer spending.
•Medium Capitalization Companies Risk - There is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.
•Smaller Capitalization Companies Risk - Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, as compared to large and medium capitalization companies. There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices. Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.
•Foreign Securities Risk – There are specific risks associated with investing in the securities of foreign companies, whether directly or in ADRs, not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. The value of foreign securities and ADRs may change materially at times when U.S. markets are not open for trading. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S. or the United Kingdom’s exit from the European Union, may contribute to decreased liquidity and increased volatility in the financial markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Further, with regard to the Fund’s investments in ADRs, ADRs may not track the price of the underlying securities.
•High Portfolio Turnover Risk - High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Fund must pay and short-term capital gains (or losses) to investors. Greater transaction costs may reduce Fund performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.
•Interest Rate Risk - After a period of historically low interest rates as a result of actions taken by the U.S. government and the Federal Reserve in response to the COVID-19 pandemic, interest rates have begun to rise over the past year, which may adversely affect Fund performance.
•Liquidity Risk - Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments. In stressed market conditions, the Fund may use a variety of tools to meet redemptions, including sales of portfolio securities, borrowing through its credit facility, or satisfying redemptions in‑kind by delivering portfolio securities rather than cash. These actions may be adverse to remaining shareholders or to shareholders receiving securities in‑kind
•Changes in Tax Laws - Tax law is subject to change, possibly with retroactive effect, or to different interpretations, and such changes or interpretations could adversely affect the Fund. For example, the Inflation Reduction Act of 2022 added a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The recently enacted One Big Beautiful Bill Act made significant other changes to the U.S. Internal Revenue Code of 1986, as amended, including permanent reductions to tax rates and disallowance of deductions, that will materially impact funds and their investors. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.
Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals and who are comfortable with an investment that will fluctuate in value.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compare to the performance of the S&P 500® Index, a broad-based securities market index. For additional information on this index, please see “Index Description” in this Prospectus. Please keep in mind that the Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.reynoldsfunds.com or by calling the Fund toll-free at (800) 773-9665.
REYNOLDS BLUE CHIP GROWTH FUND
(Total return per calendar year)

During the ten-year period shown on the bar chart, the Fund’s highest total return for a quarter was 28.42% (quarter ended June 30, 2020) and the lowest total return for a quarter was -20.59% (quarter ended June 30, 2022).
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns (for the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Return Before Taxes	14.43%	9.94%	12.81%
Return After Taxes on Distributions	9.67%	6.86%	9.78%
Return After Taxes on Distributions and Sale of Fund Shares	10.44%	7.00%	9.44%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%

Management
Investment Adviser - Reynolds Capital Management, LLC is the investment adviser to the Fund.
Portfolio Manager - Frederick L. Reynolds is the portfolio manager and sole owner of the adviser and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Reynolds has managed the Fund since its inception in 1988.
Purchase and Sale of Fund Shares
You may purchase, exchange (into or from the First American Treasury Obligations Fund), or redeem Fund shares on any business day by written request via mail (Reynolds Blue Chip Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252), by telephone at 1-800-773-9665, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, or redeem Fund shares through a broker-dealer or other financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Minimum Investment - New Accounts
All Accounts	$1,000

Minimum Investment - Existing Accounts
All Accounts	$100
Automatic Investment Plan	$50
Tax Information
The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.